EXHIBIT 10.7


                   LADENBURG THALMANN FINANCIAL SERVICES INC.
                               590 Madison Avenue
                            New York, New York 10022



Gentlemen:

         This letter shall serve to amend ("Amendment No. 1") the Investor Rights Agreement ("Agreement"), dated as of February 8, 2001, among Ladenburg Thalmann Financial Services Inc. (f/k/a GBI Capital Management Corp.) ("Corporation"), New Valley Corporation, New Valley Capital Corporation (f/k/a Ladenburg, Thalmann Group Inc.), Berliner Effektengesellschaft AG, Frost-Nevada, Limited Partnership and The Principals (capitalized terms used herein that are defined in the Agreement shall have the same meanings herein as in the Agreement).

         1. The term "Warrants" shall have the following meaning in the Agreement, as amended hereby:

                  "Warrants" means, collectively, the Warrants issued by the Corporation to New Valley and Lender in connection with the separate loans made by each party to the Corporation as of August 31, 2001."

         2. The definition of "Registrable Securities" is hereby amended to read as follows:

                  "Registrable Securities" means only (i) the shares of Common Stock issued or issuable to the Sellers under the Stock Purchase Agreement, (ii) shares of Common Stock issuable upon conversion of the Notes, (iii) shares of Common Stock issuable upon exercise of the Warrants and (iv) any additional shares of Common Stock by way of a dividend, stock split or other distribution in respect of such shares, and shall not include any other securities of the Corporation acquired by or issued to the parties hereto. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 or (iii) they shall have ceased to be outstanding."

         3. The first sentence of Section 3(a)(i) of the Agreement is hereby amended to read as follows:

                  "(i) Grant of Right. As soon as practicable after August 31, 2001, the Corporation shall file, and use commercially reasonable efforts to cause to be declared effective by the Commission, a registration statement (the "Required Registration Statement") to register the Registrable Securities owned by the Sellers and the Lender (the "Holders") for resale pursuant to the 1933 Act."

         4. The parties hereby agree that, for purposes of Section 3(a)(i) of the Agreement, the Corporation has used commercially reasonable efforts to file, and cause to be declared effective, the Required Registration Statement as it was required to prior to this Amendment No. 1. Accordingly, the parties agree that no claim shall be made against the Corporation arguing any failure on the Corporation's part to satisfy its obligations under Section 3 of the Agreement prior to this Amendment No. 1.







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         5.       The parties agree that, because David Thalheim has held the shares owned by him that are covered by the Agreement for more than two years, and at the present time, and for the past 90 days, has not been an affiliate of the Corporation, Mr. Thalheim may sell his shares in the open market pursuant to Rule 144(k). Accordingly, the parties agree that, as soon as practicable hereafter, an opinion from Graubard Miller shall be issued to American Stock Transfer & Trust Company, transfer agent for the Corporation's common stock, authorizing the removal of all legends from Mr. Thalheim's stock certificate.

Dated as of August 31, 2001

                                  LADENBURG THALMANN FINANCIAL SERVICES INC.


                                       /s/ Victor M. Rivas
                                  By:________________________________
                                      Name:  Victor M. Rivas
                                      Title: CEO

AGREED:

NEW VALLEY CORPORATION

      /s/ Richard J. Lampen
By: ________________________________
      Name:  Richard J. Lampen
      Title: Executive Vice President

NEW VALLEY CAPITAL CORPORATION (f/k/a Ladenburg, Thalmann Group Inc.)

      /s/ Richard J. Lampen
By: ________________________________
      Name:  Richard J. Lampen
      Title: Executive Vice President

BERLINER EFFEKTENGESELLSCHAFT AG

      /s/ Holger Timm
By: ________________________________
      Name:  Holger Timm
      Title: CEO


FROST-NEVADA, LIMITED PARTNERSHIP

      /s/ David Moskowitz
By: ________________________________
      Name:  David Moskowitz
      Title: President of Frost-Nevada Corporation, General Partner





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PRINCIPALS:


/s/ Richard J. Rosenstock
-----------------------------------
Richard J. Rosenstock

/s/ Mark Zeitchick
-----------------------------------
Mark Zeitchick

/s/ Vincent A. Mangone
-----------------------------------
Vincent A. Mangone

/s/ David Thalheim
-----------------------------------
David Thalheim